UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under sec.240.14a-12

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

1001 Air Brake Avenue, Wilmerding, Pennsylvania, USA 15148

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on

Wednesday, May 16, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/wab

This is not a form for voting or a proxy. This communication presents only an overview of more complete proxy materials that are available to you on the Internet or by mail and which contain important information. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Westinghouse Air Brake

Technologies Corporation

To vote your Shares you must vote on the Internet or request a set of proxy materials to receive a proxy card.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 9, 2012 to facilitate timely delivery.

If you wish to attend and vote at the meeting, please bring this notice and identification with you.

TO REQUEST PAPER OF E-MAIL COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)
By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.
Telephone:	1-888-313-0164
(outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/wab

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear Westinghouse Air Brake Technologies Corporation Stockholder:

The 2012 Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the “Company”) will be held at the Duquesne Club, 325 Sixth Avenue, Pittsburgh, Pennsylvania, on Wednesday, May 16, 2012 at 11:30 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	Election of the following three persons to serve as directors for a three-year period expiring at the 2015 Annual Meeting of Stockholders:
01 Brian P. Hehir 02 Michael W. D. Howell 03 Nickolas W. Vande Steeg
and the election of the following person to serve as director for a two-year period expiring at the 2014 Annual Meeting of Stockholders: 04 Gary C. Valade
(2)	Approval of advisory (non-binding) resolution relating to the approval of 2011 named executive officer compensation.
(3)	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2012 fiscal year.

The Board of Directors recommends a vote “FOR ALL” in Item 1 and “FOR” in Items 2 and 3.

The Board of Directors has fixed the close of business on March 20, 2012 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN	¯
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO	→
VOTE YOUR PROXY ELECTRONICALLY.

19559

For directions to attend the annual meeting where you may vote in person please call 412-825-1000.

Meeting Location:

The Duquesne Club

325 Sixth Avenue

Pittsburgh, PA 15222

The following Proxy Materials are available for you to review online:

•	the Company’s 2012 Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

The Proxy Materials for Westinghouse Air Brake Technologies Corporation are available to review at:

http://www.proxyvoting.com/wab

Have this notice available when you request a PAPER or E-MAIL copy of the Proxy Materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. Have this card in hand when you access the above web site.

On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on

“Vote Now” to access the electronic proxy card and vote your shares.

You will need to reference the 11-digit control number located on the reverse side.

19559